SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                         August 31, 1998

                    FINGERHUT COMPANIES, INC.
      (Exact name of registrant as specified in its charter)


    Minnesota                1-8668                41-1396490
(State of Incorporation)  (Commission File Number) (IRS Employer
                                                    Identification No.)



         4400 Baker Road, Minnetonka, Minnesota   55343
            (Address of principal executive offices)

                         (612) 932-3100
      (Registrant's telephone number, including area code)




                    FINGERHUT COMPANIES, INC.

                   Current Report on Form 8-K


Item 5.     Other Events

                Pursuant to an asset purchase agreement, dated as
            of August 31, 1998, among AMO Acquisition, Inc. (the "Buyer"), a Delaware corporation and a wholly-owned subsidiary of Fingerhut Companies, Inc., a Minnesota corporation, Arizona Mail Order Company, Inc. ("AMO"), an Arizona corporation, and Paul L. Baker, Alice C. Baker, Donald R. Diamond, Joan B. Diamond, the Paul and Alice Baker Irrevocable Trust dated January 1, 1998, the DRD-97 Trust and the JBD-97 Trust, the owners of all the outstanding capital stock of AMO, the Buyer acquired substantially all of the assets of AMO, a leading cataloger of women's apparel, for $l08,919,000 in cash plus the assumption of certain liabilities, subject to post-closing adjustments.

                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINGERHUT COMPANIES, INC.



                                     By  /s/Michael P. Sherman
                                         Michael P. Sherman
                                         Executive Vice President,
                                            General  Counsel  and
                                            Secretary




Dated:  September 17, 1998